UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 3, 2011

Rockwell Medical Technologies, Inc.
(Exact name of registrant as specified in its charter)

Michigan	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

30142 Wixom Road,Wixom, Michigan	48393
(Address of principal executive offices)	(Zip Code)

(248) 960-9009
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 3, 2011, the Company issued the press release attached hereto Exhibit 99.1, announcing its financial results for the quarter ended September 30, 2011.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is furnished with this Form 8-K:

Exhibit	Description

99.1	Press Release dated November 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Rockwell Medical Technologies, Inc.

Date: November 3, 2011	By:	/s/ THOMAS E. KLEMA
Thomas E. Klema Its: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated November 3, 2011.